              Exhibit 99: Certifications of Chief Executive Officer
                           and Chief Financial Officer

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          PEOPLES FINANCIAL CORPORATION
                         PURSUANT TO 18 U.S.C. ss. 1350

I, Chevis C. Swetman, Chairman, President and Chief Executive Officer of Peoples Financial Corporation (the "Company"), hereby certify that the accompanying report on Form 10-K for the period ending December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.

BY:    /s/ Chevis C. Swetman
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       Chevis C. Swetman
       Chairman, President and Chief Executive Officer

DATE:  March 26, 2003
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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                          PEOPLES FINANCIAL CORPORATION
                         PURSUANT TO 18 U.S.C. ss. 1350

I, Lauri A. Wood, Chief Financial Officer and Controller of Peoples Financial Corporation (the "Company"), hereby certify that the accompanying report on Form 10-K for the period ending December 31, 2002, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

I further certify that the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.

BY:   /s/ Lauri A. Wood
      ---------------------------------
      Lauri A. Wood
      Chief Financial Officer

DATE: March 26, 2003
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